EXHIBIT 99.1


                         [LOGO} BRIDGE CAPITAL HOLDINGS

                                     [LOGO]

                                  BRIDGE BANK

                                    WELCOME!

                                  SIXTH ANNUAL
                              SHAREHOLDER MEETING

                                  MAY 18, 2006


[LOGO] BRIDGE CAPITAL HOLDINGS

                            FORWARD LOOKING STATEMENT

CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND ARE SUBJECT TO THE SAFE HARBORS CREATED BY THAT ACT. FORWARD-LOOKING STATEMENTS DESCRIBE FUTURE PLANS, STRATEGIES, AND EXPECTATIONS, AND ARE BASED ON CURRENTLY AVAILABLE INFORMATION, EXPECTATIONS, ASSUMPTIONS, PROJECTIONS, AND MANAGEMENT'S JUDGMENT ABOUT THE BANK, THE BANKING INDUSTRY AND GENERAL ECONOMIC CONDITIONS. THESE FORWARD LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED, SUGGESTED OR IMPLIED BY THE FORWARD LOOKING STATEMENTS.

THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: (1) COMPETITIVE PRESSURES IN THE BANKING INDUSTRY; (2) CHANGES IN INTEREST RATE ENVIRONMENT; (3) GENERAL ECONOMIC CONDITIONS, NATIONALLY, REGIONALLY, AND IN OPERATING MARKETS;
(4) CHANGES IN THE REGULATORY ENVIRONMENT; (5) CHANGES IN BUSINESS CONDITIONS AND INFLATION; (6) CHANGES IN SECURITIES MARKETS; (7) FUTURE CREDIT LOSS EXPERIENCE; (8) THE ABILITY TO SATISFY REQUIREMENTS RELATED TO THE SARBANES-OXLEY ACT AND OTHER REGULATION ON INTERNAL CONTROL; (9) CIVIL DISTURBANCES OR TERRORIST THREATS OR ACTS, OR APPREHENSION ABOUT THE POSSIBLE FUTURE OCCURRENCES OF ACTS OF THIS TYPE; AND (10) THE INVOLVEMENT OF THE UNITED STATES IN WAR OR OTHER HOSTILITIES.

THE READER SHOULD REFER TO THE MORE COMPLETE DISCUSSION OF SUCH RISKS IN BRIDGE CAPITAL HOLDING'S ANNUAL REPORTS ON FORMS 10-K AND 10-Q ON FILE WITH THE SEC.


[LOGO] BRIDGE CAPITAL HOLDINGS

   [PICTURE]

ALLAN C. KRAMER, M.D.
    CHAIRMAN


                                   CHAIRMAN'S

                                  PRESENTATION


[LOGO] BRIDGE CAPITAL HOLDINGS

                              BALANCE SHEET GROWTH



                               [GRAPH GOES HERE]


[LOGO] BRIDGE CAPITAL HOLDINGS

                                   NET INCOME


                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                                RETURN ON ASSETS


                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                                RETURN ON EQUITY


                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                               EARNINGS PER SHARE


                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                                BBNK (NASDAQ-CM)


                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                                2005 RECOGNITION


o  Fastest Growing Bank in CA*

o  Fastest Growing Business Bank in U S*

o  96th Percentile Performance**

o  THE FINDLEY REPORTS
             &
   2005 CA DE NOVO BANK OF THE YEAR

* SOURCE: FFIEC/FDIC Uniform Bank Performance Report, annual average assets for 2005, among peer group banks with 2001 start in CA (13) and US (84)

** SOURCE: Clark Consulting and JPA, #9 of 237 publicly traded banks in US of
   $500M - $1b total assets based upon 3-year CAGR total assets, NIM, ROAA, and ROAE.


[LOGO] BRIDGE CAPITAL HOLDINGS

                                  SHAREHOLDER

                                    BRIEFING

                              [PICTURE GOES HERE]


[LOGO] BRIDGE CAPITAL HOLDINGS

                                     [LOGO]

                                  BRIDGE BANK

                                     ...the

                      PROFESSIONAL BUSINESS BANK OF CHOICE

                     for small, middle-market, and emerging
                    technology companies in Silicon Valley,
                          California, and the Nation.


[LOGO] BRIDGE CAPITAL HOLDINGS

THE BRIDGE BANK DIFFERENCE:


THE FIRST INDEPENDENT BUSINESS BANK TO COMBINE ...

o  SERVICE:  EXPERIENCED PROFESSIONAL BANKERS

o  CAPABILITY:  PRODUCTS, SERVICES, & CAPACITY +
               INDUSTRY LEADING CHANNEL PARTNERS

o  TECHNOLOGY:  IMAGING, ON-LINE BANKING ...


.... AND DELIVER SUPERIOR BANKING OSLUTINS TO ITS CLIENTS.


[LOGO] BRIDGE CAPITAL HOLDINGS

                               BOARD OF DIRECTORS


                      [PICTURE}                  [PICTURE]

                ALLAN C. KRAMER, M.D.          DANIEL P. MYERS
                      CHAIRMAN                 PRESIDENT & CEO
                INVESTMENT ADVISOR          BRIDGE CAPITAL HOLDINGS
                                               BRIDGE BANK, N.A.


    [PICTURE}             [PICTURE}           [PICTURE}           [PICTURE}

RICHARD M. BRENNER    DAVID V. CAMPBELL     DAVID K. CHUI   ROBERT P. GIONFRIDDO
  FOUNDER, CEO          PRINCIPAL          PRESIDENT & CEO     EXECUTIVE VICE
THE BRENNER GROUP,  COSTELLA KIRSCH, INC.     PAN-CAL            PRESIDENT
       INC.                                 CORPORATION     PRESIDENT, SPECIALTY
                                                                  MARKETS



      [PICTURE}            [PICTURE}              [PICTURE}       [PICTURE}

  ROBERT P. LATTA         OWEN BROWN            THOMAS QUIGG    BARRY A. TURKUS
  WILSON SONSINI          OWEN BROWN              INVESTOR      PRINCIPAL, B.T.
 GOODRICH & ROSATI      ENTERPISES, LTD.                          COMMERICAL


[LOGO] BRIDGE CAPITAL HOLDINGS



                     EXECUTIVE OFFICERS & DIVISION MANAGERS


                                   [PICTURE]

                                DANIEL P. MYERS
                                PRESIDENT & CEO
                               BRIDGE BANKD, N.A.


   [PICTURE]                       [PICTURE]               [PICTURE]                  [PICTURE]

TIMOTHY W. BOOTHE           ROBERT P. GIONFRIDDO          THOMAS A. SA            KENNETH B. SILVEIRA
 EXECUTIVE VICE                EXECUTIVE VICE            EXECUTIVE VICE              EXECUTIVE VICE
   PRESIDENT                     PRESIDENT                  PRESIDENT                  PRESIDENT
CHIEF LENDING OFFICER   PRESIDENT, SPECIALTY MARKETS   CHIEF FINANCIAL OFFICER   CHIEF TECHNOLOGY OFFICER




     [PICTURE]                  [PICTURE]                     [PICTURE]                 [PICTURE]                  [PICTURE]

  RALPH W. BARNETT          KENNETH D. BRENNER             MICHAEL J. FIELD           EMILY RUVALCABA            NATALIE TAAFFE
   EXECUTIVE VICE             EXECUTIVE VICE                EXECUTIVE VICE            EXECUTIVE VICE             EXECUTIVE VICE
     PRESIDENT                  PRESIDENT                    PRESIDENT                   PRESIDENT                 PRESIDENT
MANAGER, SBA LENDING DIV    PRESIDENT, PALO ALTO REGION   MANAGER, TECHNOLOGY             MANAGER,                  MANAGER,
                                                             BANKING DIV           CORPORATE BANKING DIV     CONSTRUCTION LOAN DIV



                            SENIOR MANAGERS


    [PICTURE]                    [PICTURE]                    [PICTURE]                  [PICTURE]                   [PICTURE]

  MICHAEL BONDY              SCOTT CHAMBERLIN                MICHEL HENGL               JAMES HARRIS                JEANNIE KAO
SENIOR VICE PRESIDENT      SENIOR VICE PRESIDENT         SENIOR VICE PRESIDENT     SENIOR VICE PRESIDENT       SENIOR VICE PRESIDENT
  SENIOR CREDIT          TECHNOLOGY MARKET MANAGER      EAST BAY GROUP MANAGER     SACRAMENTO SBA GROUP        INTERNATIONAL BANKING
  ADMINISTRATOR                                                                           MANAGER                  GROUP MANAGER


     [PICTURE]                  [PICTURE]                      [PICTURE]                 [PICTURE]                  [PICTURE]

    ED LAMBERT                 KEN MANNINA                   LINDA MICHAELS            JOHN PECKHAM                DAN PISTONE
SENIOR VICE PRESIDENT      SENIOR VICE PRESIDENT         SENIOR VICE PRESIDENT     SENIOR VICE PRESIDENT       SENIOR VICE PRESIDENT
  TECHNOLOGY MARKET     BAY AREA SBA GROUP MANAGER      NOTE DEPARTMENT MANAGER     INFORMATION SYSTEMS        TECHNOLOGY LOAN GROUP
     MANAGER                                                                             MANAGER                     MANAGER



     [PICTURE]                   [PICTURE]                  [PICTURE]                 [PICTURE]                  [PICTURE]

     BILL NAY                   LEE SHODISS              MARK SCHOENSTEIN            STEVE SCHRIER               JEFF WHALEN
SENIOR VICE PRESIDENT      SENIOR VICE PRESIDENT       SENIOR VICE PRESIDENT     SENIOR VICE PRESIDENT       SENIOR VICE PRESIDENT
CENTRAL REGION TECHNOLOGY  BRIDGE CAPITAL FINANCE    PENNINSULA CONSTRUCTION   BRIDGE INVESTMENT SERVICES  SPECIALTY MARKETS MANAGER
   GROUP MANAGER                 GROUP                     GROUP MANAGER



                                   MILESTONES

                                      2005

                               [GRAPH GOES HERE]


[LOGO] BRIDGE CAPITAL HOLDINGS

                                   LOCATIONS

                                [MAP GOES HERE]


BRANCH OFFICES                          LOAN PRODUCTION/REPRESENTATIVE OFFICES
--------------                          --------------------------------------

[LOGO] SAN JOSE MAIN                    [LOGO] CONSTRUCTION - REDWOOD CITY

[LOGO] PALO ALTO                        [LOGO] BCFG - SANTA CLARA

                                        [LOGO] COMMERICAL - SAN RAMON

                                        [LOGO] SBA - SACRAMENTO

                                        [LOGO] SBA - FRESNO

                                        [LOGO] SBA - BAKERSFIELD

                                        [LOGO] SBA - ORANGE CO.

                                        [LOGO] SBA - SAN DIEGO


                                        TECHNOLOGY
                                        ----------

                                        [LOGO] DALLAS, TX



[LOGO] BRIDGE CAPITAL HOLDINGS

                                   FINANCIAL

                                    RESULTS



[LOGO] BRIDGE CAPITAL HOLDINGS

                              BALANCE SHEET GROWTH



                                    [GRAPH]




[LOGO] BRIDGE CAPITAL HOLDINGS

                         DEPOSIT PORTFOLIO COMPOSITION

(AT 3-31-06)

                TIME DEPOSIT LESS THAN $100K            13%

                TIME DEPOSIT GREATER THAN $100K          5%

                SAVINGS                                  1%

                NON-INTEREST BEARING DEMAND             38%

                INTEREST BEARING                         1%

                MONEY MARKET                            42%



                                    [GRAPH]




[LOGO] BRIDGE CAPITAL HOLDINGS

                           LOAN PORTFOLIO COMPOSITION


(AT 3-31-06)

                COMMERICAL REAL ESTATE                  11%

                SBA                                     10%

                CAPITAL FINANCE                          8%

                TECHNOLOGY                               7%

                COMMERCIAL & INDUSTRIAL                 32%

                INTERNTIONAL                             1%

                HELOC                                    3%

                OTHER                                    3%

                CONSTRUCTION                            19%

                LAND DEV                                 6%


                                    [GRAPH]


[LOGO] BRIDGE CAPITAL HOLDINGS

                                 ASSET QUALITY

                         LOAN LOSS (RECOVERY)/AVG LOANS


                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                              NET INTEREST MARGIN



                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                              NET INTEREST INCOME



                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                              NON-INTEREST INCOME



                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                              TOTAL REVENUE GROWTH



                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                              NON-INTEREST EXPENSE



                               [GRAPH GOES HERE]




[LOGO] BRIDGE CAPITAL HOLDINGS

                                EFFICIENCY RATIO



                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                        REVENUE V. NON-INTEREST EXPENSE



                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                                   NET INCOME



                               [GRAPH GOES HERE]


[LOGO] BRIDGE CAPITAL HOLDINGS

                                RETURN ON ASSETS



                               [GRAPH GOES HERE]




[LOGO] BRIDGE CAPITAL HOLDINGS

                                RETURN ON EQUITY



                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                              BOOK VALUE PER SHARE




                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                             LEVERAGE CAPITAL RATIO



                               [GRAPH GOES HERE]




[LOGO] BRIDGE CAPITAL HOLDINGS

                            COMPARATIVE PERFORMANCE




[LOGO] BRIDGE CAPITAL HOLDINGS

                                2005 COMPARISON

   Of the 237 Publicly Traded Banks $500M - $1b of Total Assets in the U.S.,

                      BBNK = 96TH PERCENTILE PERFORMANCE*

                  as Ranked by Overall Performance in FY 2005

                  (3-Year CAGR Total Assets, NIM, ROAA, ROAE)


   Top Publicly Traded Banks in U.S. $500M - $1B: Overall Performance FY 2005

                               [GRAPH GOES HERE]


*SOURCE: Clark Consulting and JPA, #9 of 237 publicly traded banks in US of $500M - $1b total assets based upon 3-year CAGR total



[LOGO] BRIDGE CAPITAL HOLDINGS

                                2005 RECOGNITION

o  Fastest Growing Bank in CA*

o  Fastest Growing Business Bank in U S*

o  96th Percentile Performance**

o  THE FINDLEY REPORTS
         &
   2005 CA DE NOVO BANK OF THE YEAR

* SOURCE: FFIEC/FDIC Uniform Bank Performance Report, annual average assets for 2005, among peer group banks with 2001 start in CA (13) and US (84)

**SOURCE: Clark Consulting and JPA, #9 of 237 publicly traded banks in US of $500M - $1b total assets based upon 3-year CAGR total assets, MIM, ROAA, and ROAE


[LOGO] BRIDGE CAPITAL HOLDINGS

                               EQUITY PERFORMANCE




[LOGO] BRIDGE CAPITAL HOLDINGS

                        FINANCIL AND TRADING INFORMATION



                               [GRAPH GOES HERE]


[LOGO] BRIDGE CAPITAL HOLDINGS

                               EARNINGS PER SHARE



                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                                BBNK (NASDAQ-CM)



                               [GRAPH GOES HERE]




[LOGO] BRIDGE CAPITAL HOLDINGS

                          COMPARATIVE BBNK PERFORMANCE



                               [GRAPH GOES HERE]




[LOGO] BRIDGE CAPITAL HOLDINGS

                              BBNK TRADING VOLUME



                               [GRAPH GOES HERE]




[LOGO] BRIDGE CAPITAL HOLDINGS

                      PEER CA PUBLIC BANK* TRADING VOLUME




                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                        COMNPARATIVE BBNK TRADING VOLUME



                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                      PEER CA PUBLIC BANK* TRADING VOLUME




                               [GRAPH GOES HERE]




[LOGO] BRIDGE CAPITAL HOLDINGS

                        COMPARATIVE BBNK TRADING VOLUME




                               [GRAPH GOES HERE]




[LOGO] BRIDGE CAPITAL HOLDINGS

                        COMPARATIVE BBNK TRADING VOLUME




                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                                    STRENGTH

                                       &

                                    QUALITY




[LOGO] BRIDGE CAPITAL HOLDINGS

                              BRIDGE BANK STRENGTH

o  NATIONAL BANK CHARTER

o  FDIC INSURED

o  MEMBER FRB

o  MEMBER FHLB

o  SEC REGISTERED

o  NASDAQ LISTED (CM : BBNK)

o  $52M CAPITAL BASE (BANK)

o  $150M BORROWING CAPACITY

o  RATINGS
   -  BAUERFINANCIAL - 5 STAR
   -  IDC - 275 (OUT OF MAX 300)
   -  FINDLEY - SUPER PREMIER PERFORMER

o  CERTIFICATIONS
   -  FDIC
   -  STATEWIDE SBA PREFERRED LENDER
   -  US EX-IM BANK HIGH DELEGATED LENDER
   -  AUTHORIZED BK DEPOSITORY FOR REGIONS 15, 16, AND 17


[LOGO] BRIDGE CAPITAL HOLDINGS

                                   CORPORATE
                                   GOVERNANCE






[LOGO] BRIDGE CAPITAL HOLDINGS

                              CORPORATE GOVERNANCE

                [LOGO] BRIDGE CAPITAL HOLDINGS

                o  FEDERAL RESERVE BANK

                o  SEC

                o  SOX (EXPEDITED FILER)

                o  NASDAQ (CAPITAL MARKETS LISTING)



                [LOGO] BRIDGE BANK

                o  COMPTROLLER OF THE CURRENCY

                o  FDIC

                o  FHLB


[LOGO] BRIDGE CAPITAL HOLDINGS

                                    LOOKING
                                     AHEAD



[LOGO] BRIDGE CAPITAL HOLDINGS

                         SIGNIFICANT MARKET OPPORTUNITY
                          FOR PROPERLY POSITIONED BANK



                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                      CONTINUE WITH OUR SUCCESSFUL FORMULA


EXPERIENCE              o  Experienced Board & Executives
                        o  Fundamental Business Banking Strategy
                        o  Focused Business Plan
    +                   o  Ability to Recruit Top-Tier Bankers
                        o  Strategic Vendor Alliances
                        o  Scalable Systems & Business Lines

OPPORTUNITY             o  Attractive SV Demographics
   +                    o  Compelling Bank Market Opportunity

EXECUTION               o  Disciplined Execution

   =                    o  Strong Net Interest Margin
                        o  Revenue Growth
 RESULTS                o  Improving Efficienty
                        o  Excellent Asset Quality
                        o  Peer+ ROA & ROE
                        o  Good Earnings Growth


[LOGO] BRIDGE CAPITAL HOLDINGS

                                   OUR FOCUS

1)  FOCUS ON ORGANIC GROWTH

    o Continue disciplined execution of business banking focused strategy

2)  CONTINUE TO BE OPPORTUNISTIC
    o Attract Top Tier Banking Talent

3)  POSITION
    o  for Market-Driven Opportunities


[LOGO] BRIDGE CAPITAL HOLDINGS

                                 SO FAR IN 2006

1)  MID-PENINSULA LOAN PRODUCTION OFFICE

2)  CENTRAL REGION (DALLAS) TECHNOLOGY LPO

3)  LEVERAGE OUR ADVANCED BANK TECHNOLOGY




[LOGO] BRIDGE CAPITAL HOLDINGS

                    COMMITMENT TO ADVANCED BANKING TECHNOLOGY


                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS

                   COMMITMENT TO ADVANCED BANKING TECHNOLOGY


                               [GRAPH GOES HERE]




[LOGO] BRIDGE CAPITAL HOLDINGS

                              MAY 2001 - MAY 2006



                                     [LOGO]

                                  BRIDGE BANK

                                     [LOGO]

ON THE FIFTH ANNIVERSARY OF OUR OPENING, WE THANK YOU FOR ALL OF YOUR SUPPORT!


[LOGO] BRIDGE CAPITAL HOLDINGS

                              [PICTURE GOES HERE]




[LOGO] BRIDGE CAPITAL HOLDINGS